HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund
Hatteras Long / Short Equity Fund
Hatters Long / Short Debt Fund
Hatteras Hedged Strategies Fund

Each a series of Hatteras Alternative Mutual Funds Trust

No Load Shares
Class A Shares
Class C Shares
Institutional Class Shares
November 28, 2012

Supplement to the Prospectuses and
Statement of Additional Information (“SAI”)
dated April 30, 2012, as supplemented

Effective immediately, Nicholas Investment Partners, L.P., a sub-advisor to the Underlying Funds Trust, is managing a portion of the Market Neutral portfolio.  Nicholas Investment Partners, L.P. had been managing a portion of the Relative Value – Long/Short Debt portfolio.

Please retain this Supplement with your
Prospectuses and SAI for future reference.